UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 26, 2003

CHARTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

United States (State or other jurisdiction of incorporation)	000-33071 (Commission File Number)	58-2659667 (IRS Employer Identification No.)

600 Third Avenue

West Point, GA 31833

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (706) 645-1391

(Former name or former address, if changed since last report)

Not Applicable

Items 1 through 6.    Not applicable.

Item 7.	Financial Statements and Exhibits

(a)	No financial statements are required to be filed with this report.

(b)	No pro forma financial information is required to be filed with this report.

(c)	Exhibits: 99.1 Regulation FD Materials

Item 8.	Not applicable.

Item 9.	Management’s presentation at Charter Financial Corporation’s 2003 Annual Meeting of Stockholders held on February 26, 2003 is attached as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER FINANCIAL CORPORATION

By:	/s/ ROBERT L. JOHNSON
Robert L. Johnson President and Chief Executive Officer

Date: February 26, 2003